UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2019

Chesapeake Utilities Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Silver Lake Boulevard, Dover, Delaware		19904
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 302.734.6799

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – par value per share $0.4867	CPK	New York Stock Exchange, Inc.

Explanatory Note

Chesapeake Utilities Corporation (the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) for the purpose of amending Items 7.01, Regulation FD Disclosure, and 9.01, Financial Statements and Exhibits, of that certain Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 21, 2019 (the “Original Form 8-K”). The Original Form 8-K disclosed an investor presentation that the Company intended to use at the 2019 AGA Financial Forum. This Amendment is being filed to include a revised version of the investor presentation.

Item 7.01	Regulation FD Disclosure.

On May 21, 2019, management from the Company met with investors, analysts, and other members of the financial community during the 2019 AGA Financial Forum. The Company’s investor presentation includes certain forward-looking information. A copy of this investor presentation material is attached to this Amendment as Exhibit 99.1. The investor presentation material is also available in the “Investors” section of the Company’s website (www.chpk.com).

The information contained in this Item 7.01 and in Exhibit 99.1 attached to this Amendment is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Furthermore, such information shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibit Numbers	Description

99.1	2019 AGA Financial Forum Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chesapeake Utilities Corporation

May 22, 2019	By:	/s/ Beth W. Cooper
	Name:	Beth W. Cooper
	Title:	Executive Vice President and Chief Financial Officer